Annual Report - Financial Statements
T. Rowe Price

Tax-Free Insured Intermediate Bond Fund
February 28, 1997

Portfolio Highlights

SECTOR Diversification

                             Percent of   Percent of
                             Net Assets   Net Assets
                                8/31/96      2/28/97
_____________________________________________________

Tax-Free Insured Intermediate Fund

Dedicated Tax Revenue               17%          17%

Air and Sea Transportation
    Revenue                         11            12

Solid Waste Revenue                 13            12

Water and Sewer Revenue              5             8

General Obligation - Local           7             8

General Obligation - State           9             7

Nuclear Revenue                      6             7

Prerefunded Bonds                    7             6

Lease Revenue                        5             5

Housing Finance Revenue              1             4

Electric Revenue                     6             4

Hospital Revenue                     3             4

Industrial and Pollution
    Control Revenue                  2             2

All Others                           9             3

Other Assets Less Liabilities       -1             1
_______________________________________________________

Total                              100%          100%

T. Rowe Price Tax-Free Insured Intermediate Bond Fund

Financial Highlights

For a share outstanding throughout each period


                 Year                              11/30/92
                Ended                                    to
              2/28/97  2/29/96   2/28/95  2/28/94   2/28/93

NET ASSET VALUE

Beginning
of period    $  10.84 $  10.35  $  10.58 $  10.55 $   10.00

Investment
activities
  Net
  investment
  income         0.48*    0.48*     0.46*    0.48*     0.13*

  Net
  realized
  and
  unrealized
  gain
  (loss)        (0.04)    0.49     (0.20)    0.09      0.55

  Total from
  investment
  activities     0.44     0.97      0.26     0.57      0.68

Distributions
  Net
  investment
  income        (0.48)   (0.48)    (0.46)   (0.48)    (0.13)

  Net realized
  gain              -        -     (0.03)   (0.06)        -

  Total
  distribu-
  tions         (0.48)   (0.48)    (0.49)   (0.54)    (0.13)

NET ASSET VALUE

End of
period       $  10.80 $  10.84  $  10.35 $  10.58 $   10.55

Ratios/Supplemental Data

Total return    4.19%*   9.57%*    2.65%*   5.49%*    6.81%*

Ratio of
expenses to
average net
assets          0.65%*   0.65%*    0.65%*   0.33%*    0.00%!*

Ratio of
net
investment
income to
average
net assets      4.47%*   4.52%*    4.53%*   4.45%*    5.08%!*

Portfolio
turnover
rate            76.8%    63.8%    170.8%    74.8%     65.3%!

Net assets,
end of
period(in
thousands)   $ 99,176 $ 92,153  $ 83,517 $ 99,162 $  37,960

* The manager agreed to bear all expenses of the Fund through 6/30/93. Excludes expenses in excess of a 0.20% voluntary expense limitation in effect 7/1/93 through 7/31/93, a 0.30% voluntary expense limitation in effect 8/1/93 through 8/31/93, a 0.40% voluntary expense limitation in effect 9/1/93 through 9/30/93, a 0.50% voluntary expense limitation in effect 10/1/93 through 2/28/94, and a 0.65% voluntary expense limitation in effect 3/1/94 through 2/29/98.
! Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
  February 28, 1997

Statement of Net Assets
                                  Par        Value
                                   In thousands

ARIZONA  4.3%

Arizona Transportation
  Board, Maricopa County,
  Excise Tax
     5.60%, 7/1/02
     (AMBAC Insured)            $  2,000  $  2,103

Phoenix, Airport, 5.65%,
  7/1/01 (MBIA Insured)            2,000     2,097

Pima County, Water
  Improvement Dist.
     5.90%, 1/1/04
     (FGIC Insured)                   75        80

Total Arizona (Cost  $4,191)                 4,280

CALIFORNIA  1.7%

California Public Works
  Board, Dept. of
  Corrections
     6.00%, 11/1/05
     (MBIA Insured)                1,550     1,682

Total California (Cost  $1,576)              1,682

COLORADO  7.3%

Denver City and County
  Airport
     6.25%, 11/15/06
     (MBIA Insured) *              2,500     2,712

Northern Colorado Water
  Dist., Water Conservation
     6.05%, 12/1/04
     (AMBAC Insured)               4,185     4,565

Total Colorado (Cost  $7,075)                7,277

CONNECTICUT  2.6%

Connecticut Special
  Assessment, Unemployment
  Compensation
     5.50%, 5/15/00
     (AMBAC Insured)               2,500     2,596

Total Connecticut (Cost  $2,568)             2,596

DISTRICT OF COLUMBIA  0.6%

Washington D.C. Metropolitan
  Airport Auth.
     6.625%, 10/1/12
     (MBIA Insured) *                500       542

Total District of Columbia
  (Cost  $544)                                 542

FLORIDA  6.0%

Dade County, Resource
  Recovery Fac.
     6.00%, 10/1/06
     (AMBAC Insured) *             3,000     3,195

First Florida Gov't.
  Fin. Corp.
     VRDN (Currently 3.25%)
     (MBIA Insured)             $    100  $    100

Florida Division of
  Bond Fin., Dept. of
  Environmental
  Preservation
     6.00%, 7/1/05
     (MBIA Insured)                2,000     2,172

St. Lucie County, PCR,
  Florida Power and Light Co.
     VRDN (Currently 3.45%)          500       500

Total Florida (Cost  $5,840)                 5,967

GEORGIA  1.0%

Chatham County Hosp. Auth.,
  Memorial Medical Center
     5.25%, 1/1/16
     (AMBAC Insured)               1,000       955

Total Georgia (Cost  $951)                     955

HAWAII  3.9%

Hawaii, Airport, 6.70%,
  7/1/05 (MBIA Insured) *          3,000     3,288

Maui County, GO, 6.00%,
  12/15/05 (FGIC Insured)            500       543

Total Hawaii (Cost  $3,707)                  3,831

ILLINOIS  5.7%

Chicago, GO, 5.75%, 1/1/05
     (AMBAC Insured)               3,500     3,694

Chicago-O'Hare Int'l. Airport
  Int'l. Terminal
     7.50%, 1/1/05
     (MBIA Insured) *              1,180     1,282

     7.50%, 1/1/05
     (MBIA Insured)
     (Prerefunded 1/1/00!)*          570       627

Total Illinois (Cost  $5,466)                5,603

KENTUCKY  1.0%

Carroll County, Solid Waste
  Disposal Fac., Kentucky
  Utilities
     VRDN (Currently 3.55%) *      1,000     1,000

Total Kentucky (Cost  $1,000)                1,000

LOUISIANA  0.3%

Saint Charles Parish, PCR,
  Shell Oil
     VRDN (Currently 3.55%) *   $    300  $    300

Total Louisiana (Cost  $300)                   300

MARYLAND  13.0%

Maryland, GO, 5.00%, 3/1/02        3,000     3,084

Maryland CDA
  Single Family
     5.40%, 4/1/03                 1,070     1,100

     5.70%, 4/1/06                 1,000     1,033

Maryland HHEFA, Univ. of
  Maryland Medical System
     6.50%, 7/1/21
     (FGIC Insured)
     (Prerefunded 7/1/01!)         1,500     1,623

Northeast Maryland Waste
  Disposal Auth.
  Montgomery County Resources
     6.30%, 7/1/16
     (MBIA Insured) *              2,000     2,087

  Southwest Resource
  Recovery Fac.
     7.10%, 1/1/03
     (MBIA Insured)                3,500     3,918

Total Maryland (Cost  $12,560)              12,845

MASSACHUSETTS  2.8%

Massachusetts, GO, 6.30%,
  11/1/05 (FGIC Insured)           1,250     1,377

Massachusetts Municipal
  Wholesale Electric Co.
     6.375%, 7/1/01
     (MBIA Insured)                1,325     1,426

Total Massachusetts (Cost  $2,629)           2,803

MICHIGAN  4.4%

Greater Detroit Resource
  Recovery Auth.
     6.25%, 12/13/05
     (AMBAC Insured)               2,000     2,189

Michigan Building Auth., Lease
     6.25%, 10/1/03
     (AMBAC Insured)               2,000     2,187

Total Michigan (Cost  $4,210)                4,376

MINNESOTA  1.1%

Minneapolis and St. Paul
  Metropolitan Airports
  Commission, GO
     6.40%, 1/1/06 *            $  1,000  $  1,073

Total Minnesota (Cost  $1,027)               1,073

MISSISSIPPI  0.1%

Jackson County Industrial
  Sewage Fac., Chevron
     VRDN (Currently 3.55%) *        100       100

Total Mississippi (Cost  $100)                 100

MISSOURI  0.5%

Missouri HEFA, Washington Univ.,
  VRDN (Currently 3.45%)             500       500

Total Missouri (Cost  $500)                    500

NEW JERSEY  5.3%

New Jersey Transportation
  Trust Fund Auth.
     5.00%, 6/15/04                3,500     3,566

  6.25%, 6/15/03 (MBIA Insured)    1,500     1,636

Total New Jersey (Cost  $5,109)              5,202

NEW YORK  4.8%

Metropolitan Transportation
  Auth.
     6.25%, 7/1/05
     (MBIA Insured)                1,420     1,551

New York City, GO, 5.10%,
  8/1/06 (AMBAC Insured)           2,095     2,106

New York State Thruway Auth.,
   Highway and Bridge Trust
     6.00%, 4/1/05
     (MBIA Insured)                1,000     1,079

Total New York (Cost  $4,640)                4,736

NORTH CAROLINA  4.5%

North Carolina Municipal Power
  Agency, Catawba Electric
     6.00%, 1/1/04
     (MBIA Insured)                4,200     4,488

Total North Carolina
  (Cost  $4,343)                             4,488

OHIO  2.7%

Cuyahoga County, Univ. Hosp.
     6.00%, 1/15/03
     (MBIA Insured)             $  2,530  $  2,711

Total Ohio (Cost  $2,666)                    2,711

PENNSYLVANIA  2.6%

Pennsylvania, GO, 5.375%,
  11/15/03 (FGIC Insured)          2,500     2,619

Total Pennsylvania (Cost  $2,564)            2,619

PUERTO RICO  1.1%

Puerto Rico Highway and
  Transportation Auth.
     6.25%, 7/1/07
     (MBIA Insured)                1,000     1,114

Total Puerto Rico (Cost  $1,089)             1,114

SOUTH CAROLINA  1.7%

Orangeburg County, South
  Carolina Electric and Gas
     VRDN (Currently 3.60%) *        600       600

South Carolina Public
  Service Auth., Santee Cooper
     6.50%, 7/1/24
     (AMBAC Insured)
     (Prerefunded 7/1/02!)         1,000     1,113

Total South Carolina
  (Cost  $1,631)                             1,713

TENNESSEE  0.7%

Memphis-Shelby County
  Airport Auth.
     6.25%, 2/15/11
     (MBIA Insured) * **             700       733

Total Tennessee (Cost  $732)                   733

TEXAS  9.5%

Dallas, GO, 6.125%, 2/15/05
  (Prerefunded 2/15/03!)           1,000     1,082

Dallas-Fort Worth Regional
   Airport
     7.75%, 11/1/03
     (FGIC Insured)                1,000     1,174

Harris County, Toll Road
     6.50%, 8/15/17
     (AMBAC Insured)
     (Prerefunded 8/15/02!)        1,500     1,671

Houston, Water and Sewer,
  7.00%, 12/1/03
  (AMBAC Insured)               $  2,650  $  3,014

San Antonio, Water, 6.40%,
  5/15/05 (FGIC Insured)             150       163

Texas Dept. of Housing and
  Community Affairs
  Single Family Mortgage
     5.75%, 3/1/10
     (MBIA Insured)                2,245     2,276

Total Texas (Cost  $8,919)                   9,380

VERMONT  0.4%

Vermont Ed. and Health
  Buildings Fin. Agency
  Medical Center Hosp.
  of Vermont
     7.35%, 9/1/13
     (FGIC Insured)                  350       372

Total Vermont (Cost  $350)                     372

VIRGINIA  4.5%

Riverside Regional Jail Auth.,
     5.60%, 7/1/06
     (MBIA Insured)                1,100     1,159

Virginia Ed. Loan Auth.,
  Student Loan Program
     5.80%, 3/1/05
     (Escrowed to Maturity)*         980     1,043

Virginia Transportation
  Board Northern Virginia
  Transportation Dist.
     5.80%, 5/15/03                1,425     1,517

  5.80%, 5/15/04                     695       741

Total Virginia (Cost  $4,218)                4,460

WASHINGTON  3.2%

Tacoma
  Electric Systems
     5.90%, 1/1/05
     (FGIC Insured)                1,000     1,066

     6.00%, 1/1/06
     (FGIC Insured)                2,000     2,146

Total Washington
  (Cost  $3,104)                             3,212

WYOMING  1.9%

Lincoln County, PCR, Exxon,
     VRDN (Currently 3.50%) *      1,900     1,900

Total Wyoming (Cost  $1,900)                 1,900

                                                  Value
                                           In thousands

Total Investments in Securities

99.2% of Net Assets (Cost  $95,509)           $  98,370

Other Assets Less Liabilities                       806

NET ASSETS                                    $  99,176
                                              _________
Net Assets Consist of:

Accumulated net investment
  income - net of distributions               $      46
Accumulated net realized
  gain/loss - net of distributions                 (299)

Net unrealized gain (loss)                        2,861

Paid-in-capital applicable to
  9,184,940 shares of $0.01 par
  value capital stock
  outstanding; 1,000,000,000
  shares authorized                              96,568

NET ASSETS                                    $  99,176
                                              _________

NET ASSET VALUE PER SHARE                     $   10.80
                                              _________

     *   Interest subject to alternative minimum tax
    **   When-issued security
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
   CDA   Community Development Administration
  FGIC   Financial Guaranty Insurance Company
    GO   General Obligation
  HEFA   Health & Educational Facility Authority
 HHEFA   Health & Higher Educational Facility Authority
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund
Statement of Operations

In thousands

                                                   Year
                                                  Ended
                                                2/28/97

Investment Income

Interest income                               $   4,829

Expenses
    Investment management                           315
    Shareholder servicing                           120
    Custody and accounting                           99
    Registration                                     35
    Legal and audit                                  12
    Prospectus and shareholder reports                9
    Directors                                         7
    Miscellaneous                                    16
    Total expenses                                  613

Net investment income                             4,216

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                      875
    Futures                                          23

    Net realized gain (loss)                        898
Change in net unrealized
    gain or loss on securities                   (1,210)

Net realized and unrealized gain (loss)            (312)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                        $   3,904
                                              _________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund

Statement of Changes in Net Assets

In thousands

                                     Year
                                    Ended
                                  2/28/97    2/29/96

Increase (Decrease) in Net Assets

Operations
    Net investment income         $ 4,216    $ 4,002
    Net realized gain (loss)          898      1,280
    Change in net unrealized
      gain or loss                 (1,210)     2,770

    Increase (decrease) in
      net assets from
      operations                    3,904      8,052

Distributions to shareholders
    Net investment income          (4,216)    (4,002)

Capital share transactions*
    Shares sold                    23,710     20,792
    Distributions reinvested        3,177      2,988
    Shares redeemed               (19,552)   (19,194)

    Increase (decrease) in
      net assets from capital
      share transactions            7,335      4,586

Net Assets

Increase (decrease) during
    period                          7,023      8,636
Beginning of period                92,153     83,517

End of period                     $99,176    $92,153
                                 ___________________

*Share information
    Shares sold                     2,219      1,955
    Distributions reinvested          297        280
    Shares redeemed                (1,832)    (1,803)

    Increase (decrease) in
      shares outstanding              684        432

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund

February 28, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 1992.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $69,959,000 and $69,582,000, respectively, for the year ended February 28, 1997.

Note 3 - Federal Income Taxes
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $213,000, which expires in 2003. Capital loss carryforwards utilized in fiscal 1997 amounted to $866,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income     $    11,000
Undistributed net realized gain              (1,000)
Paid-in-capital                             (10,000)


At February 28, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $95,509,000, and net unrealized gain aggregated $2,861,000, of which $2,862,000 related to appreciated investments and $1,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager), provides for an annual investment management fee, of which $25,000 was payable at February 28, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group. Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 29, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $43,000 of management fees were not accrued by the fund for the year ended February 28, 1997. Additionally, $209,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 1998.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $157,000 for the year ended February 28, 1997, of which $15,000 was payable at period-end.

T. Rowe Price Tax-Free Insured Intermediate Bond Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

We have audited the accompanying statement of net assets of T.Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period November 30, 1992 (commencement of operations), to February 28, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. as of February 28, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 19, 1997

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Insured Intermediate Bond Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTII  2/28/97

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE
FUNDS IS ATTACHED HERE BY ACCESSING THE FOLLOWING:


Annual Report

Tax-Free
Funds
February 28, 1997

T. Rowe Price
Report Highlights

o Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

o    Municipal bonds outperformed Treasuries during most of the year.

o All five funds generated greater returns than their peer group averages during the year ended February 28.

o Your funds relied to a great extent on credit research and sector selection to enhance returns. Tax-exempt high-yield securities were particularly good performers.

o With the economy showing ongoing strength and the Federal Reserve indicating a bias toward tighter monetary policy, our outlook is somewhat cautious for the coming months.

Fellow Shareholders

The municipal bond market and your funds generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

MARKET ENVIRONMENT

Much of the movement in interest rates reflected the market's anticipation of action or inaction by the Federal Reserve. The fiscal year began with interest rates rising due to signs of both stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as investors once again perceived strength in the economy and anticipated possible tightening by the Federal Reserve.

Chart 1 - Municipal Bond and Yield Notes line chart

In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling slightly above year-ago levels. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and 5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basis-point range during the year, ending at 3.70% compared with 3.25% a year ago.

Municipals provided higher returns than long-term Treasuries throughout most of the fiscal year, as concerns regarding tax reform and flat tax legislation diminished. As a result, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

Lower-quality bonds performed well as the spread between their yields and those of higher-rated bonds narrowed, resulting in good price appreciation. The narrowing yield spread between different quality bonds reflected a solid economy with no immediate concern about recession and also the growing number of insured bonds in the market, which shrunk the supply of higher-yielding bonds.

New issuance in both the long- and short-term markets increased in 1996 for the first time since 1993, reflecting healthier state and local economies, a backlog of borrowing needs, and less resistance from the voters to new bond-financed projects. The increased supply was well received by investors after two years of declining issuance.

TAX-EXEMPT MONEY FUND

Our longer maturity strategy resulted in attractive returns, helping your fund outperform its peer group during both the 6- and 12-month periods ended February 28, 1997.

Chart 2- Performance Comparison

Periods Ended 2/28/976 Months 12 Months
____________________________________________________________

Tax-Exempt Money Fund1.51%       3.05%

Lipper Tax-Exempt Money
Market Funds Average1.45         2.91

Despite last year's stable monetary policy, the yields of 6- and 12-month municipal notes managed to vacillate in a range of 70 basis points. At the end of the fiscal year, yields of 1- to 30-day maturities were little changed from a year ago, but yields on 60-day to 1-year maturities were 20 to 50 basis points higher.

Your fund ended the fiscal year with a weighted average maturity of 58 days, shorter than the 65 days of a year earlier and 66 days at the end of August. By comparison, the weighted average maturity for our peer group at the end of February was only 46 days. Lending support to our modestly longer maturity posture was the robust demand generated by cash inflows to tax-exempt money funds, which expanded to a record $147 billion. An additional $12 billion in new cash inflows more than offset a $5 billion increase in the supply of new issues.

We emphasized longer maturities throughout the year, since we felt reasonably confident that the Federal Reserve would wait for more concrete evidence of rising inflation before raising the federal funds rate. We took advantage of the upwardly sloping yield curve by concentrating more on 6- and 12-month municipal notes, which provided an average of 40 basis points more yield than shorter maturities. We also reduced the percentage of variable rate securities in the portfolio. We will carefully consider recent remarks by Chairman Greenspan about a possible preemptive move against inflation (see the Outlook section) as we set our maturity strategy in coming months.

TAX-FREE SHORT-INTERMEDIATE FUND

Duration management and credit research helped your fund outperform the average for similar funds during both the 6- and 12- month periods ended February 28.

Chart 3- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Short-
Intermediate Fund                3.13%         4.02%

Lipper Short-Intermediate
Debt Funds Average               3.07          3.72

The threat of higher short-term interest rates early in the year prompted us to keep duration (a measure of a fund's sensitivity to changes in interest rates) around 2.6 years, near the short end of our usual range. However, as we moved into the third quarter, signs of slower growth began to emerge, causing yields on five-year maturities to fall from 4.65% in early September to 4.15% in early December. We extended the fund's duration to about 3.0 years, gaining some but not all of the price appreciation in the rally. Recently, we reduced duration to 2.8 years because of the decreasing likelihood of further increases in bond prices.

While our timing on duration was modestly successful, we were able to enhance performance with credit research and sector selection. The prolonged strength of the economy improved the financial condition of many municipal issuers. Last year, Standard & Poor's upgraded credit ratings on more than three times as many issues as it downgraded. As a result, lower-rated securities outperformed higher-rated AAA issues, narrowing the yield differential between them. We had positioned the fund to take advantage of this phenomenon in both 1995 and 1996 by increasing fund exposure to lower-rated states such as Massachusetts, Louisiana, New York, and Pennsylvania. We also purchased financially sound hospital revenue bonds, which we think will benefit from demographic changes.

Two sectors we continued to underweight are municipally owned electric utilities and housing bonds. In many cases, municipal utilities sell high-cost nuclear power, and deregulation of the industry should allow low-cost providers to compete more effectively. As a result, many local utilities were downgraded last year by Moody's and Standard & Poor's.

We avoided short-term housing bonds primarily because of their structure, not because of creditworthiness. Housing bonds are issued at par, while we prefer higher-yielding bonds at premium prices. If interest rates should rise, the prices of short-term par bonds tend to fall faster than bonds trading at a premium with the same duration.

TAX-FREE INSURED INTERMEDIATE BOND FUND

A combination of higher yield, credit management, and a lower fund expense ratio enabled your fund to match the average return of similar funds over the six-month period and slightly surpass it over 12 months.

Chart 4- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Insured
Intermediate Bond Fund           4.00%         4.19%

Lipper Intermediate
Municipal Debt Funds Average     3.98          4.14

Interest rates over the past 12 months have been confined to a relatively tighter trading range than in recent years. Yields on 10-year AAA-rated securities ranged between 4.65% and 5.30% since early March, a 65-basis-point range compared with 100 basis points a year ago and 155 two years earlier. The recent tighter range limited returns that could be reaped from duration management, which generated mixed results over the 6- and 12-month periods.

In the first half, our short posture contributed positively to performance as interest rates moved higher. We gave back some of these gains in the second half, as rates turned lower in September while we remained slightly cautious.

Lower volatility rendered credit research and sector selection increasingly important in our effort to outperform our peer group. We focused on undervalued securities within the insured market. Even though two different issues may carry insurance from the same company, the marketplace sometimes values them differently. For instance, Denver International Airport is rated BBB by Moody's and Standard & Poor's. While insurance earns the bonds a AAA rating from both agencies, the marketplace usually values bonds lower, according to their underlying rating. Early in the year we increased the fund's exposure to the Denver Airport bonds because we believed they represented good value versus other insured bonds.

TAX-FREE INCOME FUND

Overall, it was a year of modest returns for long-term bonds. In this environment, your fund matched the average performance of its peer group during the past six months and exceeded it over the year.

Chart 5- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free Income Fund             4.80%         4.81%

Lipper General Municipal
Debt Funds Average               4.79          4.51

During much of the year, we kept the fund's duration within a narrow range. We felt that interest rates were likely to fluctuate more modestly than during the two prior years, providing few opportunities for aggressive shifts in strategy. As a result, the fund's duration remained close to 7.5 years for most of 1996. We increased it slightly in the third quarter but then returned to a more conservative position near the end of the fiscal year.

With municipal yields flirting with their lows of the past two decades, we felt there was little chance of a strong rise in bond prices and further rate declines. Therefore, we focused more on enhancing the portfolio's yield where we could. This strategy included holding on to older, higher-yielding bonds and identifying suitable high-yield securities, which performed well in 1996. Going forward, the opportunity for further price appreciation from lower-quality bonds seems limited, leading us to be more selective in considering them.

Bonds insured by third parties began to look more attractive as the amount of insured new issues rose during the year. Twelve months ago, the yields of insured municipal bonds were only 10 to 15 basis points higher than those of high-quality general obligation bonds; by year-end this spread was closer to 25 basis points, making the yields on insured bonds relatively appealing.

We will continue to focus on income enhancement, maintain duration closer to the low end of our neutral range, and wait for opportunities to extend maturities. The municipal market's stronger performance relative to taxable securities during the first two months of the year, combined with a growing new issues calendar for March, suggests that we will be able to invest at higher yield levels in coming months.

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund outperformed its peer group over both the fiscal year and the most recent six-month period. It has exceeded the average performance of similar funds for the past nine fiscal years.

Chart 6- Performance Comparison

Periods Ended 2/28/97         6 Months      12 Months
_____________________________________________________

Tax-Free High Yield Fund        5.37%         6.22%

Lipper High Yield Municipal
Debt Funds Average              4.98          5.27

Opportunistic credit selection dominated fund performance last year, enhancing returns in three important ways. First, several individual holdings boosted fund returns by outperforming the market because of improved credit standing and refinancings. Key issues in this category included investor-owned utility and hospital revenue bonds. Second, the selective sale of securities and avoidance of certain sectors, such as specialized solid waste and paper recycling bonds, meant we were able to avoid significant credit problems. Finally, the fund was a beneficiary of yet another year of narrowing yield spreads, with lower-quality bonds significantly outperforming many higher-quality issues.

Your fund's concentration in below-investment-grade holdings fell steadily last year, from 28% to 23% of net assets. This move reflected a combination of factors, including ratings upgrades, refinancings, and a continuing selective approach when considering new issues. However, positions in the BBB category rose slightly to 34% of net assets. Absent a recession or a large market sell-off, we expect yield differences between securities of different credit ratings to remain tight. Another factor contributing to the narrow yield spreads was the increasing market share of bond insurance, shrinking the supply of uninsured lower-rated bonds. As a result, we are being selective in our purchases of lower-quality bonds and do not expect a material change in your fund's average credit quality, which was BBB+ at the end of February.

Chart 7- Quality Diversification pie

We managed duration and the weighted average maturity within a narrow range, with duration remaining between 7.0 and 7.4 years. Your fund was slightly defensive versus its peer group early in the year, which was a plus in a down market. We lengthened maturities modestly during much of the second half, maintaining a weighted average maturity of 19 years and a cash level of about 3%. At the end of February, your fund could be characterized as being fairly neutral versus its peer group.

OUTLOOK

The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remain high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. This was not the case in 1994, when the Fed was forced to move aggressively.

The supply of municipal bonds should increase over the near term, possibly exerting some downward pressure on bond prices if demand does not increase commensurately. Given our expectation that interest rates will move in a relatively narrow channel, we would regard higher rates as an opportunity to provide additional yield in the funds. Overall, however, we do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

March 21, 1997

T. Rowe Price Tax-Free Funds

Portfolio Highlights

KEY STATISTICS

                                  8/31/96    2/28/97
Tax-Exempt Money Fund
_____________________________________________________

Price Per Share                 $   1.00     $  1.00

Dividends Per Share!

   For 6 months                    0.015       0.015

   For 12 months                   0.031       0.030

Dividend Yield
   (7-Day Compound) *               3.06%       3.02%

Weighted Average
   Maturity (days)                    66          58

Weighted Average Quality **   First Tier  First Tier


Tax-Free Short-Intermediate Fund
_____________________________________________________

Price Per Share                 $   5.30     $  5.35

Dividends Per Share!

   For 6 months                     0.12        0.11

   For 12 months                    0.23        0.23

Dividend Yield *

   For 6 months                     4.32%       4.37%

   For 12 months                    4.40        4.39

Weighted Average Maturity
   (years)                           3.2         3.6

Weighted Average Effective
   Duration (years)                  2.6         2.8

Weighted Average Quality ***          AA          AA

(continued on next page)

T. Rowe Price Tax-Free Funds

Portfolio Highlights

Key statistics
                                  8/31/96    2/28/97

Tax-Free Insured Intermediate Bond Fund
_____________________________________________________

Price Per Share                 $  10.62$     10.80

Dividends Per Share!

   For 6 months                    0.24         0.24

   For 12 months                   0.48         0.48

Dividend Yield *

   For 6 months                     4.44%       4.58%

   For 12 months                    4.51        4.56

Weighted Average
   Maturity (years)                  7.7         7.4

Weighted Average Effective
   Duration (years)                  5.6         5.3

Weighted Average Quality ***          AA          AA

Tax-Free Income Fund

Price Per Share                 $   9.40     $  9.59

Dividends Per Share!

   For 6 months                     0.26        0.26

   For 12 months                    0.52        0.52

Dividend Yield *

   For 6 months                     5.44%       5.48%

   For 12 months                    5.52        5.54

Weighted Average
   Maturity (years)                 17.0        17.0

Weighted Average Effective
   Duration (years)                  7.5         7.7

Weighted Average Quality ***         AA-         AA-

Key statistics

                                8/31/962/28/97
Tax-Free High Yield Fund
_____________________________________________________

Price Per Share                 $  11.84     $ 12.12

Dividends Per Share!

   For 6 months                     0.35        0.35

   For 12 months                    0.71        0.70

Dividend Yield *

   For 6 months                     5.92%       5.94%

   For 12 months                    6.05        6.02

Weighted Average
   Maturity (years)                 19.4        19.1

Weighted Average Effective
 Duration (years)                    7.1         7.2

Weighted Average Quality ***        BBB+        BBB+

! Taxability of dividends: 100% of the dividends paid for the 12 months ended 2/28/97 were exempt from federal income tax.

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 8 - Tax Exempt Money Fund line chart

Chart 9 - Tax-Free Short-Intermediate Fund line chart

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart

Chart 11 - Tax-Free Income Fund line chart

Chart 12 - Tax-Free High Yield Fund line chart

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                              Since   Incep-
2/28/97                  1      5     10  Incep-     tion
                      Year  Years  Years    tion     Date

_________________________________________________________

Tax-Exempt Money     3.05%   2.70%  3.77%     -    4/8/81

Tax-Free Short-
  Intermediate        4.02   4.94   5.13      -  12/23/83

Tax-Free Insured
  Intermediate Bond   4.19      -      -   6.76% 11/30/92

Tax-Free Income       4.81   7.38   6.40      -  10/26/76

Tax-Free High Yield   6.22   7.82   7.60      -    3/1/85

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.

RPRTTFF  2/28/97


Chart 1- yield line chart showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 2/29/96 through 2/28/97

Chart 7 - quality diversification pie chart showing AAA 4%, AA 26%, A 13%, BBB 34%, and BB and Below 23% on 2/28/97

Chart 8 - Tax Exempt Money Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 9 - Tax-Free Short-Intermediate Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 10 - Tax-Free Insured Intermediate Bond Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 11 - Tax-Free Income Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Chart 12 - Tax-Free High Yield Fund line chart showing the cumulative growth of $10,000 invested in the TEM Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.